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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92311) of DSET Corporation of our report dated March 29, 2002 relating to the consolidated financial statements and financial statement schedule of DSET Corporation, which appears in this Annual Report on Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

New York, New York
March 29, 2002